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                               AMENDMENT NO. 1 TO

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                          5B TECHNOLOGIES CORPORATION,

                       KNOWLEDGE ACQUISITION CORPORATION,

                        KNOWLEDGE STRATEGIES GROUP INC.,

                                 CYNTHIA HOLLEN,

                                 DOUGLAS CARLSON

                                       AND

                                MICHAEL THOMPSON

                           DATED AS OF AUGUST __, 2001

     This AMENDMENT NO. 1 to the ASSET PURCHASE AGREEMENT dated as of July 30, 2001 (the "Agreement") by and among 5B TECHNOLOGIES CORPORATION ("Parent"), KNOWLEDGE ACQUISITION CORPORATION (the "Buyer"), KNOWLEDGE STRATEGIES GROUP INC.("KSG"), CYNTHIA HOLLEN ("Hollen"), DOUGLAS CARLSON ("Carlson") and MICHAEL THOMPSON ("Thompson", and together with Hollen and Carlson, collectively referred to as the "Principals"), is entered into as of the __ day of August, 2001 (this "Amendment") between Parent, the Buyer, KSG and the Principals. Capitalized terms contained herein and not defined herein shall have the meanings ascribed to such terms in the Agreement.

     WHEREAS, the parties hereto have entered into the Agreement, providing for the sale by the Sellers to the Buyer of the Acquired Assets; and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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     1. Amendment of Fifth "WHEREAS" Clause. The Fifth "WHEREAS" Clause on page
1 of the Agreement is hereby amended by deleting same in its entirety.

     2. Amendment of Section 1.1 - Definition of CBC Loan Agreement. The definition of "CBC Loan Agreement" contained in Section 1.1 of the Agreement is hereby amended to add at the end thereof the following:

     ", and the other Loan Documents (as defined in such Credit Agreement) to which KSG is a party or by which KSG or its properties and assets are bound or affected."

     3. Amendment of Section 1.1 - Definition of Credit Agreement. The definition of "Credit Agreement" contained in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

     " "Credit Agreement" shall mean that certain Credit Agreement dated May 24, 2001, between the Bank and 5B Technologies Group, Inc."

     4. Amendment of Section 1.1 - Definition of Credit Agreement Amendment. The definition of "Credit Agreement Amendment" contained in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

     " "Credit Agreement Amendment" shall mean that certain amendment to the Credit Agreement, to be entered into as a condition to Closing, in form and substance satisfactory to Parent and the Bank."

     5. Amendment of Sections 1.1, 5.30, 6.4 and 8.1(k). Sections 1.1, 5.30, 6.4
and 8.1(k) of the Agreement are each hereby amended to delete all references to "Preferred Stock" and/or "shares of Preferred Stock."

     6. Amendment of Sections 1.1, 4.2 and 4.3. Sections 1.1, 4.2 and 4.3 of the Agreement are each hereby amended to delete all references to "Registration Rights Agreement."

     7. Amendment of Section 3.1 of the Agreement. Section 3.1 of the Agreement is hereby amended by deleting subsection (i) in its entirety and inserting in its place the following:

     "(i) assume the Assumed Liabilities as set forth on Schedule 2.3, which shall include the outstanding indebtedness to the Bank pursuant to the CBC Loan Agreement, and"

     8. Amendment of Section 3.3 of the Agreement. Section 3.3 of the Agreement is hereby amended by deleting subsection (i) in its entirety.

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     9. Amendment of Section 8.1(c) of the Agreement. Section 8.1(c) of the
Agreement is hereby amended by adding in the third line thereof a close parentheses following the word "Consent."

     10. Amendment of Section 8.1(j) of the Agreement. Section 8.1(j) of the Agreement is hereby amended and restated in its entirety as follows:

     " (j) Release Agreement. Simultaneously with the Closing, the Bank shall execute and deliver the Release Agreement, in form and substance satisfactory to Parent and the Bank (which may include the execution and filing of UCC-3 termination statements), relating to the release of all security interests held by the Bank covering any of the Acquired Assets or otherwise affecting the Business."

     11. Effectiveness of Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by each of the undersigned.

     12. Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment.

     13. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS, OR ANY OTHER LAW THAT WOULD MAKE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK APPLICABLE HERETO. ARTICLE AND SECTION HEADINGS ARE INCLUDED FOR CONVENIENCE ONLY AND SHALL NOT AFFECT THE INTERPRETATION OF ANY OF THE PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND AGREEMENT AND SUPERSEDES ANY AND ALL OTHER UNDERSTANDINGS AND AGREEMENTS, BOTH WRITTEN AND ORAL, BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     14. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                   5B TECHNOLOGIES CORPORATION

                                   By: /s/ Glenn Nortman
                                      ------------------------------------------
                                   Name:  Glenn Nortman
                                   Title: Chief Executive Officer and President

                                   KNOWLEDGE ACQUISITION CORPORATION

                                   By: /s/ Glenn Nortman
                                      ------------------------------------------
                                      Name:  Glenn Nortman
                                      Title: President

                                   KNOWLEDGE STRATEGIES GROUP INC.

                                   By: /s/ Douglas Carlson
                                      ------------------------------------------
                                      Name:  Douglas Carlson
                                      Title:

                                   /s/ Cynthia Hollen
                                   ---------------------------------------------
                                   CYNTHIA HOLLEN


                                   /s/ Douglas Carlson
                                   ---------------------------------------------
                                   DOUGLAS CARLSON


                                   /s/ Michael Thompson
                                   ---------------------------------------------
                                   MCHAEL THOMPSON




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